UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2020

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure required by this item is included in Item 2.01 of this Current Report on Form 8-K and is incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 20, 2020, Hines GREIT II Ireland Fund ICAV, a subsidiary of Hines Global Income Trust, Inc. (the “Company”), sold Bishop’s Square to Saint Patrick SARL, an affiliate of GLL Real Estate Partners (the “Purchaser”), pursuant to an agreement entered into by the parties on the same date. The Purchaser is not affiliated with the Company or its affiliates.

The contract sales price for Bishop’s Square was approximately €181.6 million (approximately $198.0 million assuming a rate of $1.09 per EUR as of the date of transaction), exclusive of transaction costs and closing prorations.

Item 7.01 Regulation FD Disclosure

On April 21, 2020, Hines Interests Limited Partnership (“Hines”), the Company’s sponsor, issued a press release relating to the Company’s disposition of Bishop’s Square. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished herewith, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

Hines Global Income Trust, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2019
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2019
Notes to Unaudited Pro Forma Consolidated Financial Statements

 (d) Exhibits:

99.1	Press Release of Hines, dated April 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

April 21, 2020	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer

HINES GLOBAL INCOME TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On April 20, 2020, Hines GREIT II Ireland Fund ICAV, a subsidiary of Hines Global Income Trust, Inc. (the “Company”), sold Bishop’s Square to Saint Patrick SARL, an affiliate of GLL Real Estate Partners (the “Purchaser”). The Purchaser is not affiliated with the Company or its affiliates.

The contract sales price for Bishop’s Square was approximately €181.6 million (approximately $198.0 million assuming a rate of $1.09 per EUR as of the date of transaction), exclusive of transaction costs and closing prorations.

The following unaudited pro forma consolidated financial information gives effect to the disposition of Bishop’s Square, including the receipt of proceeds from the sale. In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

HINES GLOBAL INCOME TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2019
(In thousands)

The following unaudited Pro Forma Consolidated Balance Sheet is presented assuming the disposition of Bishop’s Square, including the receipt of proceeds from the sale, had occurred as of December 31, 2019. This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2019. This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on December 31, 2019, nor does it purport to represent our future financial position.

	As of December 31, 2019 (a)	Adjustments for the disposition of Bishop’s Square		Pro Forma
ASSETS
Investment property, net	$1,254,304	$(68,386)	(c)	$1,185,918
Investments in real estate-related securities	36,491	—		36,491
Cash and cash equivalents	45,875	129,335	(b)	175,210
Restricted cash	10,563	(1,178)	(c)	9,385
Derivative instruments	163	—		163
Tenant and other receivables, net	14,160	(2,878)	(c)	11,282
Intangible lease assets, net	98,537	(9,057)	(c)	89,480
Right-of-use asset, net	37,606	(33,222)	(c)	4,384
Deferred leasing costs, net	18,418	(2,681)	(c)	15,737
Deferred financing costs, net	2,311	—		2,311
Other assets	5,129	(4)	(c)	5,125
Assets held for sale	49,988	—		49,988
Total assets	$1,573,545	$11,929		$1,585,474
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$29,838	$(5,929)	(c)	$23,909
Due to affiliates	42,782	(170)	(c)	42,612
Intangible lease liabilities, net	19,633	(1,196)	(c)	18,437
Other liabilities	21,428	(4,280)	(c)	17,148
Operating Lease Liability	1,583	—		1,583
Derivative Instruments	1,079	—		1,079
Distributions payable	3,837	—		3,837
Note payable to affiliate	75,000	—		75,000
Notes payable, net	752,131	(61,723)	(c)	690,408
Liabilities associated with assets held for sale	34,713	—		34,713
Total liabilities	$982,024	$(73,298)		$908,726

Commitments and Contingencies	—	—		—

Equity:
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of December 31, 2019	—	—		—
Common shares	83	—		83
Additional paid-in capital	735,545	—		735,545
Accumulated distributions in excess of earnings	(146,830)	83,675	(d)	(63,155)
Accumulated other comprehensive income (loss)	2,723	1,552	(d)	4,275
Total stockholders’ equity	591,521	85,227		676,748
Noncontrolling interests	—	—		—
Total equity	591,521	85,227		676,748
Total liabilities and equity	$1,573,545	$11,929		$1,585,474

See notes to unaudited pro forma consolidated financial statements.

HINES GLOBAL INCOME TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019
(In thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented assuming the disposition of Bishop’s Square, including the receipt of the proceeds from the sale, had occurred as of January 1, 2019. This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2019. This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2019, nor does it purport to represent our future operations.

	Year Ended December 31, 2019 (a)	Adjustments for the disposition of Bishop’s Square (b)	Pro Forma
Revenues:
Rental revenue	$101,762	$(8,819)	$92,943
Other revenue	2,121	(112)	2,009
Total revenues	103,883	(8,931)	94,952
Expenses:
Property operating expenses	25,198	(2,583)	22,615
Real property taxes	11,753	—	11,753
Property management fees	4,036	(114)	3,922
Depreciation and amortization	46,193	(3,112)	43,081
Acquisition related expenses	161	—	161
Asset management and acquisition fees	7,985	(1,614)	6,371
Performance participation allocation	7,713	—	7,713
General and administrative expenses	3,652	—	3,652
Total expenses	106,691	(7,423)	99,268
Other income (expenses):
Gain (loss) on derivative instruments	(2,292)	—	(2,292)
Gain (loss) on investments in real estate-related securities	2,317	—	2,317
Foreign currency gains (losses)	(617)	13	(604)
Interest expense	(18,608)	899	(17,709)
Interest and other income	1,480	—	1,480
Income (loss) before benefit (provision) for income taxes	(20,528)	(596)	(21,124)
Benefit (provision) for income taxes	980	70	1,050
Net income (loss)	(19,548)	(526)	(20,074)
Net (income) loss attributable to noncontrolling interests	(13)	—	(13)
Net income (loss) attributable to common stockholders	$(19,561)	$(526)	$(20,087)
Basic and diluted income (loss) per common share:	$(0.31)	$—	$(0.32)
Weighted average number of common shares outstanding	63,039	—	63,039

See notes to unaudited pro forma consolidated financial statements.

HINES GLOBAL INCOME TRUST, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2019

(a)	Reflects the Company's historical Consolidated Balance Sheet as of December 31, 2019.

(b)	Reflects the proceeds received from the sale of Bishop’s Square, including the effect of currency hedges.

(c)	Amounts represent the adjustments necessary to remove the assets and liabilities associated with Bishop’s Square.

(d)	Reflects the adjustments related to the disposition of Bishop’s Square and the gain on sale.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2019

(a)	Reflects the Company's historical Consolidated Statement of Operations for the year ended December 31, 2019.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of Bishop’s Square, including property operating expenses, property management fees, depreciation and amortization, asset management and acquisition fees, foreign currency gains, interest expense, and benefit (provision) for income taxes associated with Bishop’s Square. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.